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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                           FORM 8-K (Amendment No. 1)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 26, 2003


                         Commission file number 1-12215


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000


                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)





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Quest Diagnostics Incorporated hereby amends Item 7 of its Current Report on
Form 8-K (Date of Report: February 26, 2003) in its entirety to read as follows:

Item 7. Financial Statements and Schedules


     a.   Financial statements of businesses acquired.

          The financial statements of Unilab Corporation as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, 2001 and 2000 are included as Exhibit 99.1.

     b.   Pro forma financial information.

          The unaudited pro forma combined balance sheet of Quest Diagnostics as of December 31, 2002 and the unaudited pro forma combined statement of operations of Quest Diagnostics for the year ended December 31, 2002 are included as Exhibit 99.2.

     c.   The following exhibits are filed as a part of this report on Form 8-K:

          99.1 The financial statements of Unilab Corporation as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, 2001 and 2000 (filed as an Exhibit to Quest Diagnostics' Current Report on Form 8-K (Date of Report: February 26, 2003) and incorporated herein by reference)

          99.2 The unaudited pro forma combined balance sheet of Quest Diagnostics as of December 31, 2002 and the unaudited pro forma combined statement of operations of Quest Diagnostics for the year ended December 31, 2002


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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                May 1, 2003

                                                QUEST DIAGNOSTICS INCORPORATED



                                                By: /s/ Robert A. Hagemann
                                                    ---------------------------
                                                    Robert A. Hagemann
                                                    Vice President and Chief
                                                    Financial Officer


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